UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

TOURMALINE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40384	83-2377352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 West 24th Street, Suite 702 New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 481-9832

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TRML	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 8, 2025, Tourmaline Bio, Inc., a Delaware corporation (the “Company” or “Tourmaline”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Novartis AG, a company limited by shares (Aktiengesellschaft) incorporated under the laws of Switzerland (“Parent” or “Novartis”), and Torino Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser will commence a cash tender offer (the “Offer”) no later than September 29, 2025. The Offer will consist of an offer to purchase all of the outstanding shares of common stock of the Company, par value $0.0001 per share (the “Shares”), at a price of $48.00 per Share, in cash, without interest, and subject to any withholding of taxes required by applicable legal requirements (the “Offer Price”). Following the date and time of the irrevocable acceptance for payment by Purchaser of the Shares that have been validly tendered and not validly withdrawn pursuant to and subject to the conditions of the Offer (the “Offer Acceptance Time”) and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Parent, Purchaser and the Company will, pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”) without a vote of the Company stockholders, effect a merger of Purchaser with and into the Company (the “Merger” and, together with the Offer and the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company continuing as the surviving corporation of the Merger and an indirect wholly owned subsidiary of Parent.

The obligation of Purchaser to accept for payment, and pay for, Shares validly tendered (and not validly withdrawn) pursuant to the Offer is subject to satisfaction or waiver, to the extent permitted under applicable legal requirements, of certain conditions set forth in the Merger Agreement, including (i) there being validly tendered and not validly withdrawn Shares that, considered together with all other Shares (if any) beneficially owned by Parent or any of its wholly owned subsidiaries, represent a majority of Shares outstanding at the time of the expiration of the Offer (the “Minimum Condition”) and (ii) any waiting period (and any extension thereof) applicable to the Offer, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), including any voluntary agreements not to consummate the Offer or the Merger for any period of time, shall have expired or been terminated.

At the effective time of the Merger (the “Effective Time”), each Share then outstanding (other than Shares (a) held by the Company or in the Company’s treasury (other than, in each case, Shares that are held in a fiduciary or agency capacity and are beneficially owned by third parties), Parent, Purchaser, any other direct or indirect wholly owned subsidiary of Parent, or by stockholders of the Company who have properly exercised and perfected their statutory rights of appraisal under Delaware law, or (b) irrevocably accepted for payment in the Offer) will be converted into the right to receive the Offer Price (the “Merger Consideration”), without interest and subject to any applicable withholding of taxes required by applicable legal requirements.

Each of the Company’s stock options (collectively, the “Options”) outstanding as of immediately prior to the Effective Time will accelerate and become fully vested and exercisable immediately prior to, and contingent upon, the Effective Time. As of the Effective Time, each vested Option (after giving effect to such acceleration), will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of Shares subject to such Option immediately prior to the Effective Time, multiplied by (ii) the excess of the Merger Consideration over the exercise price payable per Share under such Option. Any Options with an exercise price equal to or in excess of the Merger Consideration will be cancelled for no consideration.

Each share of restricted stock of the Company outstanding as of immediately prior to the Effective Time, will accelerate and become fully vested immediately prior to, and contingent upon, the Effective Time and will be treated as a Share pursuant to the terms of the Merger Agreement.

Each restricted stock unit award (collectively, the “RSUs”) outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of Shares issuable in settlement of such RSU immediately prior to the Effective Time without regard to vesting, multiplied by (ii) the Merger Consideration.

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. From the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, the Company has agreed, subject to certain exceptions, to conduct its operations in the ordinary course consistent in all material respects with past practice and has agreed to certain other interim operating covenants, as set forth more fully in the Merger Agreement.

The Company has also agreed to customary non-solicitation restrictions on its ability to solicit or engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances provide, pursuant to an acceptable confidentiality agreement, information to and engage in or otherwise participate in discussions or negotiations with third parties with respect to a bona fide alternative acquisition proposal which did not result from a breach of the non-solicitation restrictions that the board of directors of the Company has determined in good faith, after consultation with its financial advisor and outside legal counsel, constitutes or would reasonably be expected to lead to a superior acquisition proposal, as set forth more fully in the Merger Agreement. The Merger Agreement also requires that the Company’s board of directors recommend that the stockholders of the Company accept the Offer and tender their Shares pursuant to the Offer (the “Company Board Recommendation”) and not, among other things, (i)(A) withdraw or qualify, amend or modify in a manner adverse to Parent or Purchaser the Company Board Recommendation; (B) publicly approve, recommend or declare advisable, any alternative acquisition proposal; (C) fail to include the Company Board Recommendation in the Schedule 14D-9 when disseminated to the Company’s stockholders; (D) fail to recommend against acceptance of competing tender or exchange offers commenced by a third party within ten business days of such commencement; (E) fail to reaffirm the Company Board Recommendation within ten business days after Parent’s written request following the public announcement of any alternative acquisition proposal; (F) take any action or exempt any person or any action taken by any person from any takeover law; or (G) publicly propose to do any of the foregoing, (any such action in (A)—(G), a “Company Adverse Change Recommendation”) or (ii) approve, recommend or declare advisable, or allow the Company to enter into or execute any alternative agreement for the acquisition of the Company. Notwithstanding these restrictions, the board of directors of the Company is permitted, subject to the terms and conditions set forth in the Merger Agreement, to make a Company Adverse Change Recommendation (or terminate the Merger Agreement to enter into a definitive agreement with respect to a superior acquisition proposal) to accept a superior acquisition proposal or in response to a Change in Circumstance (as defined in the Merger Agreement), subject in each case to certain conditions and matching rights in favor of Parent and payment of the termination fee described below.

The Merger Agreement includes customary termination rights for the parties, including that, subject to certain limitations, the Company or Parent may terminate the Merger Agreement prior to the Effective Time if: (i) a governmental body has entered, enforced, enacted or issued a final and non-appealable legal restraint after the date of the Merger Agreement having the effect of permanently restraining, enjoining or otherwise prohibiting the acceptance for payment of Shares pursuant to the Offer or the Merger or making the consummation of the Offer or the Merger illegal, (ii) the Effective Time has not occurred on or prior to 11:59 p.m. Eastern Time on the twelve month anniversary of the date of the Merger Agreement (subject to two automatic extensions to the fifteen month anniversary of the date of the Merger Agreement and the eighteen month anniversary of the date of the Merger Agreement if the only outstanding conditions to closing (other than the Minimum Condition and other conditions tested at Closing) at the original termination date relate to antitrust or foreign direct investment laws) (such date, the “Outside Date”) or (iii) the Offer expires in accordance with its terms without the acceptance for payment of Shares tendered in the Offer.

The Company may terminate the Merger Agreement in certain additional limited circumstances, including to allow the Company to enter into an agreement providing for an alternative acquisition transaction that constitutes a superior proposal under the Merger Agreement, subject to certain conditions. Parent may terminate the Merger Agreement in certain additional limited circumstances, including if there is a Company Adverse Change Recommendation or if the board of directors of the Company or the Company intentionally and materially breaches its “non-solicitation” restrictions or “company board recommendation” obligations.

Upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay Parent a termination fee (the “Company Termination Fee”) of $47,950,000. Specifically, the Company Termination Fee is payable if: (i) the Merger Agreement is terminated in certain circumstances; (ii) prior to such termination (but after the date of the Merger Agreement) a bona fide proposal for an alternative acquisition transaction has been made to the Company or publicly disclosed or otherwise made known to the Company’s board of directors or its stockholders and in each case, not publicly withdrawn and (iii) within twelve months after such termination, the Company subsequently consummates an alternative acquisition transaction or enters into a definitive agreement providing for an alternative acquisition transaction, whether or not related to the alternative acquisition transaction commenced prior to the Transactions. The Company Termination Fee will also be payable if the Merger Agreement is terminated: (a) by Parent following a Company Adverse Change Recommendation or (b) by the Company in order to enter into an agreement providing for an alternative acquisition transaction that constitutes a Superior Proposal (as defined in the Merger Agreement). The Merger Agreement also provides that Parent will be required to pay a regulatory termination fee of $68,500,000 to the Company under certain specified circumstances, including if the Merger Agreement is terminated by either Parent or the Company because the Offer Acceptance Time has not occurred by the Outside Date, and as of termination, the conditions to the Offer related to obtaining any required consents, approvals or the expiration or termination of applicable waiting periods or the absence of any law or order that prohibits consummation of the Offer or the Merger or that has the effect of making the Offer or Merger illegal is arising under any antitrust or foreign direct investment law has not be satisfied, and all other conditions to the Offer (other than those conditions that by their nature are to be satisfied at the Offer Acceptance Time) have been satisfied or waived.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or Purchaser, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the Transactions or otherwise. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Parent. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered by the Company to Parent and Purchaser in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders or investors. Accordingly, investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures if such updates are not required by law.

Item 7.01	Regulation FD Disclosure.

On September 9, 2025, the Company issued a press release announcing the execution of the Merger Agreement as described above. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 8, 2025, by and among Tourmaline Bio, Inc., Novartis AG and Torino Merger Sub Inc.

99.1	Press Release of Tourmaline Bio, Inc., dated September 9, 2025.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties relating to future events and the future performance of Tourmaline and Novartis, including statements relating to the ability to complete and the timing of completion of the Transactions contemplated by the Merger Agreement, including the anticipated occurrence, manner and timing of the proposed Offer, the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions to the consummation of the Merger set forth in the Merger Agreement, the possibility of any termination of the Merger Agreement, and the prospective benefits of the proposed Transactions, and other statements that are not historical facts. The forward-looking statements contained in this Current Report on Form 8-K are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. These statements may contain words such as “may,” “will,” “would,” “could,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “project,” “seek,” “should,” “strategy,” “future,” “opportunity,” “potential” or other similar words and expressions indicating future results. Risks that may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing of the Offer; uncertainties as to how many of Tourmaline’s stockholders will tender their stock in the Offer; the possibility that competing offers or acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the possibility that the Transactions do not close; risks related to the parties’ ability to realize the anticipated benefits of the proposed Transactions, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period and that Tourmaline and Novartis will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the effects of the Transactions on relationships with employees, suppliers, manufacturers, other business partners or governmental entities; negative effects of this announcement or the consummation of the proposed Transactions on the market price of Tourmaline’s common stock and/or Tourmaline’s operating results; significant transaction costs; unknown or inestimable liabilities; the risk of litigation and/or regulatory actions related to the proposed Transactions; Novartis’s ability to fund the proposed Transactions; the time-consuming and uncertain regulatory approval process; the uncertainties inherent in the costly and time-consuming therapeutic product development process and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients; global economic, financial, and healthcare system disruptions and the current and potential future negative impacts to the parties’ business operations and financial results; the sufficiency of the parties’ cash flows and capital resources; the parties’ ability to achieve targeted or expected future financial performance and results and the uncertainty of future tax, accounting and other provisions and estimates; and other risks and uncertainties affecting Tourmaline, including those described from time to time under the caption “Risk Factors” and elsewhere in Tourmaline’s filings and reports with the U.S. Securities and Exchange Commission (the “SEC”), including Tourmaline’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, as well as the Tender Offer Statement on Schedule TO and related tender offer documents to be filed by Novartis and the Purchaser, and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by Tourmaline. Any forward-looking statements are made based on the current beliefs and judgments of Tourmaline’s and Novartis’s management, and the reader is cautioned not to rely on any forward-looking statements made by Tourmaline or Novartis. Except as required by law, Tourmaline and Novartis do not undertake any obligation to update (publicly or otherwise) any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise.

Important Information about the Tender Offer and Where to Find It

The Offer for Tourmaline outstanding common stock referred to in this Current Report on Form 8-K has not yet commenced. The description contained in this Current Report on Form 8-K is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any shares of common stock of Tourmaline or any other securities, nor is it a substitute for the tender offer materials that Novartis and the Purchaser will file with the SEC. The solicitation and offer to purchase Tourmaline’s common stock will only be made pursuant to an offer to purchase and related tender offer materials. At the time the Offer is commenced, Novartis and the Purchaser will file a tender offer statement on Schedule TO and thereafter Tourmaline will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the Offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. ANY HOLDERS OF TOURMALINE SHARES ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.

The offer to purchase, the letter of transmittal, the solicitation/recommendation statement and related offer documents will be made available for free at the SEC’s website at www.sec.gov. Copies of those offer documents and all other documents filed by Novartis, the Purchaser and Tourmaline will be made available at no charge by directing a request to the information agent for the Offer, which will be named in the Schedule TO to be filed with the SEC. Copies of the solicitation/recommendation statement on Schedule 14D-9 to be filed with the SEC by Tourmaline will be available free of charge on Tourmaline’s investor relations website at https://ir.tourmalinebio.com/.

In addition, Tourmaline files annual, quarterly and current reports and other information with the SEC, which are also made available free of charge on the Company’s investor relations website at https://ir.tourmalinebio.com/ and at the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tourmaline Bio, Inc.

Date: September 9, 2025	By:	/s/ Ryan Robinson
Ryan Robinson
Chief Financial Officer

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